UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2015

THE MARYJANE GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-182714	98-1039235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 16th Street, Suite 412 Denver, CO 80202
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (303) 835-8603

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective January 14, 2015, the Board of Directors of The MaryJane Group, Inc. (the "Company") approved a change in the Company's independent registered public accountants from Harris & Gillespie, CPAs, PLLC, f/k/a Thomas J. Harris, CPA ("Harris & Gillespie") to Turner, Stone and Company, LLP ("Turner Stone"). Accordingly, the Company terminated its relationship with Harris & Gillespie and engaged Turner Stone to serve as the Company’s independent registered public accountants and to provide quarterly financial review services for three months ended January 31, 2015 and annual audit services for the year ended April 30, 2015.

Harris & Gillespie's reports on the financial statements of the Company for the past two fiscal years ended April 30, 2014 and 2013 and subsequent interim periods ended July 30, 2014 and October 31, 2014, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles; however, the opinion for each of the fiscal years ended April 30, 2014 and 2013 were qualified as to the Company's ability to continue as a going concern.

During the Company’s last two fiscal years and through the date of this Report, there were no disagreements between the Company and Harris & Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Harris & Gillespie would have caused it to make reference to the subject matter of the disagreements in connection with its report; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Harris & Gillespie a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Report and requested that Harris & Gillespie provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of such letter, dated January 14, 2015, is filed as Exhibit 16.1 to this Report.

During the Company's two most recent fiscal years and through the date of this Report, the Company did not consult Turner Stone with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exh. No.	Document
16.1	Letter to the SEC from Harris & Gillespie, CPAs, PLLC dated January 14, 2014*

____________________________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2015	THE MARYJANE GROUP, INC.

	By:	/s/ Joel C. Schneider
Joel C. Schneider
Chief Executive Officer

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